UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2010, Eagle Rock Energy Partners, L.P. (the “Partnership”) held its special meeting of unitholders (the “Special Meeting”), which had previously been adjourned on May 14, 2010.  At the Special Meeting, the Partnership’s unaffiliated common unitholders were asked to:

•	approve the Amended and Restated Securities Purchase and Global Transaction Agreement (the “Global Transaction Agreement”), dated as of January 12, 2010, and the transactions contemplated thereunder;

•	approve Amendment No. 1 to the Partnership’s Amended and Restated Agreement of Limited Partnership; and

•	approve the Partnership’s Second Amended and Restated Agreement of Limited Partnership.

Each of these items is more fully described in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2010.

The certified results of the matters voted upon at the Special Meeting are as follows:

Proposal No. 1 — Approval of the Global Transaction Agreement: The Global Transaction Agreement and the transactions contemplated thereunder were approved as follows:

For	Against	Abstain	Broker Non-Votes
21,734,222	5,799,403	191,541	N/A

Proposal No.2 — Approval of Amendment No. 1 to the Partnership Agreement: Amendment No. 1 to the Partnership’s Amended and Restated Agreement of Limited Partnership was approved as follows:

For	Against	Abstain	Broker Non-Votes
21,660,162	5,843,114	221,890	N/A

Proposal No. 3 — Approval of the Second Amended and Restated Partnership Agreement: The Partnership’s Second Amended and Restated Agreement of Limited Partnership was approved as follows:

For	Against	Abstain	Broker Non-Votes
21,657,017	5,847,826	220,323	N/A

Because brokers were not permitted to exercise discretion on any of the proposals presented at the Special Meeting, no broker non-votes were recorded.

In addition, at the Special Meeting, the Partnership’s sole subordinated unitholder, Eagle Rock Holdings, L.P., was asked to (i) approve Amendment No. 1 to the Partnership’s Amended and Restated Agreement of Limited Partnership; and (ii) approve the Partnership’s Second Amended and Restated Agreement of Limited Partnership.  Eagle Rock Holdings, L.P. voted all 20,691,495 outstanding subordinated units in favor of each proposal.

Item 7.01 Regulation FD Disclosure.

On May 21, 2010, the Partnership issued a press release announcing the results of the voting at the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on May 21, 2010, the Partnership issued a press release announcing the record date for, and the expected launch of, the Partnership’s rights offering to be effected pursuant to the Global Transaction Agreement.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01, the attached exhibits, or made during the course of the presentation, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

                The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2009, and the Partnership’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                       Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of the Partnership dated May 21, 2010 relating to the Special Meeting.

99.2	Press Release of the Partnership dated May 21, 2010 relating to the rights offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 21, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Partnership dated May 21, 2010 relating to the Special Meeting.

99.2	Press Release of the Partnership dated May 21, 2010 relating to the rights offering.